UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2007

Regal Entertainment Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On April 26, 2007, Regal Entertainment Group (“Regal”) announced its financial results for its first fiscal quarter ended March 29, 2007. A copy of the earnings release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as Exhibit 99.1. The earnings release contains certain non-GAAP financial measures for the periods set forth therein, including adjusted earnings per diluted share and adjusted EBITDA.  Adjusted earnings per diluted share is diluted earnings per share excluding loss on debt extinguishment, net of related tax effects, and gain on NCM transaction, net of related tax effects.  The most directly comparable GAAP financial measure to this non-GAAP financial measure is earnings per diluted share, which is set forth in the earnings release and below for the relevant periods set forth in the earnings release. Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization expense, gain on NCM transaction, loss on disposal and impairment of operating assets, share-based compensation expense, joint venture employee compensation and depreciation and amortization, loss on debt extinguishment and restructuring expenses.  The most directly comparable GAAP financial measure to this non-GAAP financial measure is net cash provided by operating  activities, which is set forth in the earnings release and below for the relevant periods set forth in the earnings release.

	Quarter Ended
	March 29, 2007	March 30, 2006
Earnings per diluted share	$1.46	$0.07

	Quarter Ended
	March 29, 2007	March 30, 2006
Net cash provided by operating activities (in millions)	$710.0	$20.9

Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the earnings release.

Regal is also furnishing to the Commission as Exhibit 99.2 to this current report on Form 8-K certain other financial information for its last four completed fiscal quarters, including reconciliations to the most directly comparable GAAP financial measures of the non-GAAP financial measures included therein.

Item 8.01   Other Events.

On April 26, 2007, Regal’s board of directors declared a cash dividend in the amount of $0.30 per share of Class A and Class B common stock, payable on June 21, 2007 to the Class A and Class B common stockholders of record on June 13, 2007.

Item 9.01   Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

N/A

(b)	Pro forma financial information.

N/A

(c)	Shell Company Transactions.

N/A

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: April 26, 2007	By	/s/ Amy E. Miles
Name: Amy E. Miles
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02